Supplementary Agreement	Confidential

SUPPLEMENTARY AGREEMENT OF EQUITY PLEDGE AGREEMENT

THIS SUPPLEMENTARY AGREEMENT OF EQUITY PLEDGE AGREEMENT (hereinafter referred to as “this Supplementary Agreement”) is executed by the following parties on July 3rd, 2008 in Tianjin, the PRC:

(1) All shareholders of Tianjin Shengkai Industrial Technology Development Co., Ltd. (hereinafter collectively called “Party A” or “Pledgors”)

Name of Each Shareholder	Shareholding Ratio (%)	ID Card No.	Contact Address
Wang Chen	71.39%	120103196412022118	204-209,Gate 8,Zhonghuan Deppartment,No.2 Road, Wujiayao, Heping District, Tianjin

Guo Wei	13.33%	120103196607222128	204-209,Gate 8,Zhonghuan Department,No.2 Road, Wujiayao, Heping District, Tianjin

Zhao Yanqiu	6.55%	2310851197903050762	Tuanjie Wei, Muleng Town, Muleng City, Helongjiang Province

Ji Haihong	6.55%	140102197002012349	No.7,Unit1,4th/F,No.11,Xinmin Zhongjie, Xinghualing District, Taiyuan City, Shanxi Province

Zhang Ying	0.48%	51010319740824628X	No.3,4th/F, Dong 315, Huangtian Bawei 4th Road, Qingyang District, Chengdu City

Miao Yang	0.48%	110108197106111811	No.1905,No.1Building, Yangguang 100 International Department, No.2, Guanghua Road, Chaoyang District, Beijing

Chen Fang	0.48%	440402197211205769	Room 401, Unit 1, Dong 3,No.2013,Xiangzhou Fenghuang North RoadôXiangzhou District, Zhuhai City, Guangzhou Province

Wu Yanping	0.37%	120106196505060526	No.101,Gate 3,No.25 Building, Xinghuali, Shengli Street, Da Gang District, Tianjin

Liu Naifan	0.37%	372832196010257414	Dormitory District,Yinan Gold Mine, Yinan County, Shandong Province

Supplementary Agreement	Confidential

(2) Shengkai (Tianjin) Ceramic Valve Co., Ltd. (hereinafter called “Party B” or “Pledgee”)

Registered Address: Room A2-191, No.166 Xisandao, Konggang Logistic Processing Zones, Tianjin.

Legal Representative: Wang Chen

(3) Tianjin Shengkai Industrial Technology Development Co., Ltd. (hereinafter called “Party C” or the “Company”)

Registered Address: Room324, 3/F, 1st Street, Tianjin Economic-Technological Development Area

Legal Representative: Wang Chen

Whereas, Party A, Party B and Party C have executed the Equity Pledge Agreement on May 30th, 2008 (hereinafter refereed to as the “Equity Pledge Agreement”), and the Equity Pledge Agreement has come into force, Now Party A, Party B and Party C, through friendly negotiations, hereby enter into this Supplementary Agreement as follows:

1. The following shall be added to the Article 5 of Obligations of Pledgors of the Equity Pledge Agreement as item 5.17:

5.17
The Pledgors now authorize the Pledgee to fully and completely represent the Pledgors to exercise all their shareholder's rights as the shareholders of the Company including the voting rights at the shareholders' meeting of the Company in accordance with the PRC laws and Articles of Association of the Company.

2. The existing terms of the Equity Pledge Agreement shall remain the same and still be effective.

3. This Supplementary Agreement shall be a supplementary agreement of the Equity Pledge Agreement, which is an indivisible part of the Equity Pledge Agreement.

4. This Supplementary Agreement is executed in eleven originals with each Party holding one original, and each of the originals shall be equally valid and authentic.

[Signature page follows]

Supplementary Agreement	Confidential

IN WITNESS WHEREOF, each party has caused this Supplementary Agreement to be executed and delivered as of the date first above written.

Party A All shareholders of Tianjin Shengkai Industrial Technology Development Co., Ltd. (the “Pledgors”)

Name of the Shareholders	Signature	Name of the Shareholders	Signature

Wang Chen	/s/ Wang Chen	Guo Wei	/s/ Guo Wei

Zhao Yanqiu	/s/ Zhao Yanqiu	Ji Haihong	/s/ Ji Haihong

Zhang Ying	/s/ Zhang Ying	Miao Yang	/s/ Miao Yang

Chen Fang	/s/ Chen Fang	Wu Yanping	/s/ Wu Yanping

Liu Naifan	/s/ Liu Naifan

Party B Shengkai (Tianjin) Ceramic Valve Co., Ltd (the “Pledgee”)

Legal Representative: Wang Chen

Signature and Company Seal: /s/ Wang Chen

Party C Tianjin Shengkai Industrial Technology Development Co. Ltd. (the “Company”)

Legal Representative: Wang Chen

Signature and Company seal: /s/ Wang Chen